UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09174

 Aegis Value Fund, Inc.
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee, 6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

AEGIS FUNDS

AEGIS Value Fund (AVALX)

ANNUAL REPORT
DECEMBER 31, 2013

Shareholders’ Letter

February 12, 2014

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s Annual Report for the stub period from September 1, 2013 through December 31, 2013.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through December 31, 2013, the Fund has posted a cumulative gain of 510.30%, compared to a cumulative gain of 255.15% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 202.59%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 122.16%.

For the 12 months period ended December 31, 2013, the Fund gained 35.24%, outperforming the Russell 2000 Value Index, which increased 34.52%. The Fund’s gains were driven by strong investment performance by the Fund’s holdings in specialty chemicals maker American Pacific Corp., energy companies Magnum Hunter Resources Corp. and WPX Energy, Inc., property & casualty insurance company American Safety Insurance, and commercial jet aircraft leasing company Aircastle Ltd. The Russell 2000 Index gained 38.82% while the S&P 500 gained 32.39% over the same period.

Aegis  Value  Fund’s  one-year,  three-year,  five-year,  ten-year  and  since  inception (5/15/1998) average annual returns for the period ended December 31, 2013   are 35.24%, 17.86%, 32.13%, 9.58%, and 12.27% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three- year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ended December 31, 2013 are 34.52%, 14.49%, 17.64%, 8.61%, and 8.45%. S&P 500 Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ended December 31, 2013 are 32.39%, 16.18%, 17.94%, 7.41%, and 5.24%. Russell 2000 Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ended December 31, 2013 are 38.82%, 15.67%, 20.08%, 9.07%, and 7.34%. The Fund has an annualized gross expense ratio of 1.38%.

Performance data quoted represent past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 or visit the Fund’s website www.aegisfunds.com to obtain performance data current to the most recent month-end.

All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities.  The Aegis Value Fund is offered by prospectus only.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisfunds.com or by calling us at 800-528-3780.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

Must be preceded or accompanied by Prospectus.

Any recommendation made in this report may not be suitable for all investors. This letter does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.   Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health.  Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security.  Please see the schedule of investments provided in this report for the complete listing of fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with US Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2013
(Unaudited)

Important Note

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Aegis Value Fund does not charge a sales load or redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire six-month period, July 1, 2013 – December 31, 2013.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds.

Fund	Beginning Account Value 7/1/2013	Ending Account Value(1) 12/31/2013	Annualized Expense Ratio	Expenses Paid During Period(2) 7/1/2013 – 12/31/2013

Aegis Value Fund
Actual	$1,000.00	$1,115.80	1.44%	$7.68
Hypothetical	1,000.00	1,025.21	1.44%	7.35

(1)
The actual ending account value is based on the actual total return of the Fund for the period July 1,2013 to December 31, 2013 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2013 to December 31, 2013 was 11.58%.

(2)
Expenses are equal to the Fund’s annualized expense ratio (1.44%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2013 and 12/31/2013).

Please see performance data disclosure on page 1

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund (assumes investment made on December 31, 2003)

Average Annual Total Returns (As of December 31, 2013)
	AVALX	Russell 2000 Value Index
Four Months	7.07%	15.60%
Trailing 1 Year	35.24%	34.52%
Trailing 3 Year	17.86%	14.49%
Trailing 5 Year	32.13%	17.64%
Trailing 10 Year	9.58%	8.61%

See performance data disclosure on page 1

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions.

Portfolio Characteristics
December 31, 2013
(Unaudited)

 Industry Breakdown
		% of the Fund’s Net Assets
Common Stock		94.9%
Aerospace & Defense	0.9%
Airlines	3.5%
Auto Components	0.9%
Capital Markets	1.1%
Commercial Banks	0.0%
Commercial Services & Supplies	0.3%
Communication Equipment	0.0%
Construction & Engineering	0.2%
Distributors .	0.0%
Diversified Financial Services	0.9%
Electronic Equipment, Instruments & Components	4.4%
Energy Equipment & Services	9.5%
Food & Staples Retailing	0.7%
Food Products	0.6%
Hotels, Restaurants & Leisure	3.5%
Household Durables	1.7%
Independent Power Producers & Energy Traders	0.5%
Insurance	5.3%
IT Services	1.1%
Machinery	5.6%
Marine	0.6%
Media	0.1%
Metals & Mining	13.3%
Multiline Retail	0.7%
Oil, Gas & Consumable Fuels	18.6%
Paper & Forest Products	4.6%
Real Estate Investment Trusts (REIT)	2.5%
Real Estate Management & Development	0.0%
Semiconductor & Semiconductor Equipment	3.5%
Specialty Retail	0.8%
Textiles, Apparel & Luxury Goods	2.4%
Thrifts & Mortgage Finance	0.1%
Tobacco	3.6%
Trading Companies & Distributors	3.4%
Warrants		1.1%
Oil, Gas & Consumable Fuels	0.1%
Insurance	1.0%
Short-Term Investments		0.0%
Other Assets in Excess of Liabiliies		4.0%
Total Net Assets		100.0%

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

	Shares	Value
Common Stocks - 94.9%
Consumer Discretionary – 10.1%

Auto Components – 0.9% Superior Industries International, Inc	131,593	$2,714,764

Hotels, Restaurants & Leisure – 3.5%
Bowl America, Inc. – Class A	9,481	135,768
Century Casinos, Inc.(1)	280,063	1,459,129
Frisch's Restaurants, Inc.	18,486	473,796
Luby's, Inc.(1)	230,603	1,780,255
Ruby Tuesday, Inc.	918,569	6,365,683
		10,214,631
Household Durables – 1.7%
Bassett Furniture Industries, Inc.	209,074	3,194,651
Natuzzi S.p.A. – SP ADR(1)	301,365	780,535
Retail Holdings N.V	57,305	1,146,100
		5,121,286
Media – 0.1%
Ballantyne Strong Inc.(1)	60,293	279,157
Multiline Retail – 0.7%
ALCO Stores Inc.(1)(3)	231,978	2,157,395
Specialty Retail – 0.8%
Citi Trends Inc.	128,932	2,191,844
Textiles, Apparel & Luxury Goods – 2.4%
Delta Apparel, Inc.	408,602	6,938,062
Tandy Brands Accessories, Inc(1)	237,574	58,918
		6,996,980
Total Consumer Discretionary		29,676,057

Consumer Staples – 4.9%
Food & Staples Retailing – 0.7%
Spartan Stores, Inc	87,164	2,116,352

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

		Shares	Value
Common Stocks – Continued
Consumer Staples – Continued
Food Products – 0.6%
Thorntons PLC(1)(2)	GBP	710,000	$1,563,721
Tobacco – 3.6%
Alliance One International, Inc.(1)		3,465,908	10,571,019
Total Consumer Staples			14,251,092

Energy – 28.1%
Energy Equipment & Services – 9.5%
Cal Dive International, Inc.(1)		3,318,846	6,670,881
Leader Energy Services Ltd.(1)(2)	CAD	409,933	32,802
McDermott International, Inc.(1)		1,089,561	9,980,379
Mitcham Industries, Inc.(1)		140,610	2,490,203
Patterson-UTI Energy, Inc.		350,359	8,871,090
			28,045,355
Oil, Gas & Consumable Fuels – 18.6%
Endeavour International Corp.(1)		125,458	658,655
EPL Oil & Gas, Inc.(1)		152,688	4,351,608
Magnum Hunter Resources, Corp.(1)		1,416,678	10,355,916
Peabody Energy Corp.		294,800	5,757,444
Questerre Energy Corp. – Class A(1)(2)	CAD	1,593,800	1,965,524
Stone Energy Corp.(1)		197,350	6,826,336
Swift Energy Co.(1)		476,700	6,435,450
WPX Energy Inc.(1)		838,046	17,079,377
ZaZa Energy Corp.(1)		1,189,943	1,137,110
			54,567,420
Total Energy			82,612,775
Financials – 9.9%
Capital Markets – 1.1%
SWS Group, Inc.(1)		443,113	2,694,127
U.S. Global Investors, Inc. – Class A		231,123	587,053
			3,281,180

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

		Shares	Value
Common Stocks – Continued
Financials – Continued
Commercial Banks – 0.0%
Citizens Bancshares Corp.		3,024	$18,945

Diversified Financial Services – 0.9%
California First National Bancorp		167,096	2,523,150

Insurance – 5.3%
Aspen Insurance Holdings Ltd.		101,600	4,197,096
EGI Financial Holdings, Inc.(1)(2)	CAD	573,635	7,419,859
White Mountains Insurance Group Ltd.		6,520	3,932,081
			15,549,036
Real Estate Investment Trusts (REITs) – 2.5%
BRT Realty Trust		472,798	3,342,682
CommonWealth REIT		178,655	4,164,448
			7,507,130
Thrifts & Mortgage Finance – 0.1%
First Federal of Northern Michigan Bancorp, Inc.		35,640	192,456
Total Financials			29,071,897

Industrials – 14.5%

Aerospace & Defense – 0.9%
The Allied Defense Group, Inc.(1)(4)		1,599	128
Sypris Solutions, Inc.		888,627	2,719,199
			2,719,327
Airlines – 3.5%
Dart Group PLC(2)	GBP	1,681,578	6,850,172
JetBlue Airways Corp.(1)		393,176	3,361,655
			10,211,827
Commercial Services & Supplies – 0.3%
Versar, Inc.(1)		167,053	806,866

Construction & Engineering – 0.2%
Integrated Electrical Services, Inc.(1)		112,101	604,224

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

		Shares	Value
Common Stocks – Continued
Industrials – Continued
Machinery – 5.6%
Hardinge, Inc.		255,497	$3,697,042
Tecumseh Products Co. – Class A(1)(3)		945,788	8,559,381
Tecumseh Products Co. – Class B(1)(3)		474,832	4,126,290
			16,382,713
Marine – 0.6%
Baltic Trading Ltd.		100,691	648,450
Globus Maritime Ltd.(1)		179,992	714,568
Ultrapetrol Bahamas Ltd.(1)		122,617	458,588
			1,821,606
Trading Companies & Distributors – 3.4%
Aircastle Ltd.		521,728	9,996,308
Total Industrials			42,542,871

Information Technology – 9.0%
Electronic Equipment, Instruments & Components – 4.4%
Frequency Electronics, Inc.		174,383	2,035,050
Ingram Micro, Inc. – Class A		245,900	5,768,814
Sanmina Corp.(1)		310,890	5,191,863
			12,995,727
IT Services – 1.1%
StarTek, Inc.(1)		477,578	3,099,481

Semiconductor & Semiconductor Equipment – 3.5%
Photronics, Inc.(1)		1,143,753	10,328,089
Total Information Technology			26,423,297

Materials – 17.9%
Metals & Mining – 13.3%
Amerigo Resources Ltd.(1)(3)		8,906,800	3,295,516
AuRico Gold Inc.		1,055,378	3,862,684
Coeur Mining Corp.(1)		800,592	8,686,423
Dalradian Resources Inc.(1)(2)	CAD	3,521,770	2,155,002
Geodrill Ltd.(1)(2)	CAD	93,300	64,996

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

		Shares	Value
Common Stocks – Continued
Materials – Continued
Metals & Mining – Continued
Guyana Goldfields Inc.		243,350	$381,476
Horsehead Holding Corp.(1)		78,466	1,271,934
International Tower Hill Mines Ltd.		31,200	12,792
Lake Shore Gold Corp.		2,951,966	1,356,428
McEwen Mining, Inc.(1)		331,544	649,826
Nevsun Resources Ltd.		1,965,995	6,527,103
Olympic Steel Inc.		103,685	3,004,791
Sulliden Gold Corp Ltd.(1)(2)	CAD	1,946,932	1,319,643
Universal Stainless & Alloy
Products Inc.(1)		179,913	6,487,663
			39,076,277
Paper & Forest Products – 4.6%
Mercer International, Inc.(1)		634,086	6,321,837
Resolute Forest Products Inc.(1)		456,957	7,320,451
			13,642,288
Total Materials			52,718,565
Utilities – 0.5%
Independent Power Producers & Energy Traders – 0.5%
Maxim Power Corp.(1)(2)	CAD	493,200	1,481,109
Total Utilities			1,481,109
Total Common Stocks (Cost $228,350,560)			2,78,777,663

Warrants – 1.1%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Magnum Hunter Resourses, Corp., Exercise
Price: $85.00, 04/15/2016(1)(4)		141,668	308,836
Total Energy			308,836

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

	Shares	Value
Warrants – Continued
Financials – 1.0%
Insurance – 1.0%
American International Group, Inc., Exercise
Price: $45.00, 01/19/2021(1)	135,279	$2,739,400
Total Financials		2,739,400
Total Warrants (Cost $839,944)		3,048,236
Total Investments – 96.0% (Cost $229,190,504)		281,825,899
Other Assets in Excess of Liabilities – 4.0%		11,820,107
Net Assets – 100.0%		$293,646,006

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company – The Fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Directors.
CAD =	Canadian Dollar
GBP =	British Pound

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
Decemer 31, 2013

 Assets
Investments in unaffiliated securities, at value (cost $205,248,828)	$256,749,255
Investments in affiliated securities*, at value (cost $23,941,676)	25,076,644
Total investments in securities, at value (cost $229,190,504)	$281,825,899
Cash	11,210,798
Receivable for investment securities sold	18,193
Receivable for Fund shares sold	1,391,136
Interest and dividends receivable	254,973
Prepaid assets	45,767
Total Assets	294,746,766
Liabilities
Payable for investment securities purchased	412,963
Payable for Fund shares redeemed	288,374
Payable to Investment Advisor	302,645
Other payables	96,778
Total Liabilities	1,100,760
Net Assets	$293,646,006
Net assets consist of:
Paid-in capital	243,882,115
Accumulated net investment loss	(155,106)
Accumulated net realized loss on investments and foreign currency transactions	(2,716,398)
Net unrealized appreciation on investments and foreign currency translations	52,635,395
Net Assets	$293,646,006
Capital Shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	13,801,160
Net asset value per share offering and redemption price	$21.28

* Please refer to Note 6 for additional details.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Operations
For the Periods Ended

	For Months Ended December 31, 2013*	Year Eded August 31, 2013
Investment Income
Dividends from unaffiliated companies #	$594,310	$2,763,970
Total investment income	594,310	2,763,970
Expenses
Investment advisory fees (Note 3)	1,217,219	2,468,119
Fund servicing fees	59,383	146,157
Transfer agent & custody fees	40,163	122,467
Printing and postage fees	20,023	52,090
Registration fees	16,954	47,118
Audit fees	15,500	22,769
Directors & chief compliance officer fees	11,340	34,414
Insurance fees	7,137	18,731
Legal fees	6,621	21,363
Miscellaneous fees	1,514	17,136
Total expenses	1,395,854	2,950,364
Net Investment Loss	(801,544)	(186,394)
Realized and unrealized gain on investments and foreign currencies:
Net realized gain from:
Investments in unaffiliated companies	3,849,908	20,790,031
Investments in affiliated companies (Note 6)	–	10,547,405
Net realized gain on investments and foreign currency translations
Change in net unrealized appreciation/ depreciation on:	3,849,908	31,337,436
Investments in unaffiliated companies	21,726,809	25,790,457
Investments in affiliated companies (Note 6)	(4,722,425)	7,690,834
Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	17,004,384	33,481,291
Net realized and unrealized gain on investments and foreign currencies	20,854,292	64,818,727
Net increase in net assets resulting from operations	$20,052,748	$64,632,333

# Net of foreign tax withholding of $38,187 and $36,795, respectively.
* On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Changes in Net Assets

	Four Months Ended December 31, 2013	Year Ended August 31, 2013	Year Ended August 31, 2013
Operations:
Net Investment income (loss)	$(801,544)	$(186,394)	$35,881
Net realized gain (loss) on investments and foreign currency translations	3,849,908	31,337,436	(3,919,288)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	17,004,384	33,481,291	18,524,962
Net increase in net assets resulting from operations	20,052,748	64,632,333	14,641,555
Distributions
Net investment income	(462,732)	(102,561)	–
Net realized gain on investments	(9,080,744)	–	–
Net decrease in net assets resulting from distributions paid	(9,543,476)	(102,561)	–
Capital share transactions*
Subscriptions	30,768,550	136,026,434	15,563,786
Distributions reinvested	9,100,226	97,823	–
Redemptions	(52,245,175)	(51,422,310)	(36,111,349)
Net increase (decrease) in net assets resulting from capital share transactions	(12,376,399)	84,701,947	(20,457,563)
Total Increase (Decrease) in Net Assets	(1,867,127)	149,231,719	(5,816,008)
Net Assets
Beginning of period	293,513,133	146,281,414	152,097,422
End of period	$293,646,006	$295,513,133	$146,281,414
Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of period	$(155,106)	$(174,508)	$52,741
*Share Information
Subscriptions	1,441,417	7,162,573	1,165,718
Distributions reinvested	433,964	6,042	–
Redemptions	(2,454,549)	(2,836,706))	(2,678,153)
Net increase (decrease) in shares	(579,168)	4,331,909	(1,512,435)
Beginning shares	14,380,328	10,048,419	11,560,854
Ending shares	12,801,160	14,380,328	10,048,419

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Financial Highlights

The table below sets forth financial data for a shae outstanding in the Fund throughout each period presented:

			Years Ended August 31,
	For the Four Months Ended December 31, 2013(4)		2013		2012	2011		2010		2009
Per Share Data
Net asset value, beginning of period	$20.55		$14.56		$13.16	$10.52		$8.99		$12.49
Income from investment operations:
Net investment income (loss)	(0.06	)(1)	(0.02	)(1)	– (1)	(0.10	)(1)	(0.05	)(1)	0.05 (1)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.50		6.02		1.40	2.74		1.59		(3.05)
Total from investment operations	1.44		6.00		1.40	2.64		1.54		(3.00)
Less distributions to shareholders from:
Net investment income	(0.03)		(0.01)		–	–		(0.01)		(0.34)
Net realized capital gains	(0.68)		–		–	–		–		(0.16)
Total Distributions	(0.71)		(0.01)		–	–		(0.01)		(0.50)
Net asset value, end of period	$21.28		$20.55		$14.56	$13.16		$10.52		$8.99
Total investment return	7.07	%(2)	41.23%		10.64%	25.10%		17.08%		(21.60)%
Ratios (to average net assets)/ Supplemental data:
Expenses after reimbursement/ recapture and fees paid	1.38	%(3)	1.43%		1.47%	1.48%		1.45%		1.50%
Expenses before reimbursement/ recapture and fees paid	1.38	%(3)	1.43%		1.47%	1.48%		1.43%		1.53%
Net investment income (loss)	(0.79	)%(3)	(0.09)%		0.02%	(0.72)%		(0.72)%		0.25%
Portfolio turnover	13	%(2)	35%		20%	29%		50%		31%
Net assets at end of period (000's)	$293,646		$295,513		$146,281	$152,097		$144,824		$124,146

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized
(3)	Annualized
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2013

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to the current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information  available  in  the  circumstances  (unobservable  inputs)  and  to  establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Notes to Financial Statements - (continued)
December 31, 2013

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

Notes to Financial Statements - (continued)
December 31, 2013

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$29,676,057	$—	$—	$29,676,057
Consumer Staples	14,251,092	—	—	14,251,092
Energy	82,612,775	—	—	82,612,775
Financials	29,052,952	18,945	—	29,071,897
Industrials	42,542,743	—	128	42,542,871
Information Technology	26,423,297	—	—	26,423,297
Materials	52,718,565	—	—	52,718,565
Utilities	1,481,109	—	—	1,481,109
Warrants
Energy	—	—	308,836*	308,836
Financials	2,739,400	—	—	2,739,400
Total	$281,497,990	$18,945	$308,964	$281,825,899

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended 12/31/2013
Fair Value as of 8/31/13	$6,074
Unrealized losses included in earnings	44,761
Realized losses included in earnings	(41,851)
Sales	(8,856)
Transfer into Level 3 during the period	308,836
Fair Value as of 12/31/13	$308,964
Net change in unrealized appreciation/(depreciation) from investments still held as of 12/31/13	$308,964

*
The Magnum Hunter Resources, Corp warrant was valued using an option adjusted valuation model. This model factors in the underlying equity’s value, strike price, expiration date among other factors to determine the value at period end.

Notes to Financial Statements - (continued)
December 31, 2013

During the period ended December 31, 2013, there were the following transfers between Level 1, Level 2 and Level 3 for the Aegis Value Fund.

Transfers	Market Value
Level 2 into Level 1	$168,570
Level 2 into Level 3	$308,836

The transfers from Level 2 to Level 1 were due to certain securities switching to a direct quote in an active market from an evaluated price obtained from the pricing vendor.

The transfer from Level 2 to Level 3 was due to a change to a fair valued price, in accordance with the policies and procedures approved by the Board of Directors from an evaluated price obtained from the pricing vendor. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements - (continued)
December 31, 2013

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements - (continued)
December 31, 2013

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2014. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of December 31, 2013.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of
$20,000, paid on a quarterly basis.

Notes to Financial Statements - (continued)
December 31, 2013

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) were $41,201,644 and $34,367,533, respectively, for the period ended December 31, 2013. The Fund did not purchase or sell any U.S. government securities during the period.

5. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Tax cost of investments	$229,373,213
Unrealized appreciation	74,301,172
Unrealized depreciation	(21,848,486)
Net unrealized appreciation	$52,452,686

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the period ended December 31, 2013 and the tax year ended August 31, 2013 were as follows:

	December 31, 2013	August 31, 2013
Distribution paid from:
Ordinary income	$3,355,791	$102,561
Capital Gains	6,187,685	—

There were no distributions for the year ended August 31, 2012.

As of December 31, 2013, the Fund had no capital loss carryover and expirations. At December 31, 2013, the Aegis Value Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

Late Year Loss	Post October Capital Loss
$ (98,440)	$ (2,590,355)

Notes to Financial Statements - (continued)
December 31, 2013'

For the tax year ended December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long term gain	—
Distributable earnings	$—
Other accumulated losses	$(2,688,795)
Unrealized appreciation on investments	$52,452,686
Total accumulated earnings	$49,763,891

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales, and PFIC mark to market adjustments.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended December 31, 2013. The following reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Accumulated net investment income/(loss)	$1,283,678
Accumulated realized gains/(losses) on investment and foreign currencies	(1,283,678)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest and other expenses in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files a U.S. Federal Income and excise tax return, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of December 31, 2013 amounted to $25,076,644, representing 8.54% of net assets.  A summary of affiliated transactions for the period ended December 31, 2013 is as follows:

Aegis Value Fund
August 31, 2013	ALCO Stores Inc.	Amerigo** Resources Ltd.	Delta Apparel Inc.	Tecumseh Products Co. Class A	Tecumseh Products Co. Class B	Total
Balance
Shares	231,978	5,356,300	408,602	717,072	413,269	—
Cost	$2,113,477	$5,034,914	$2,645,255	$4,667,866	$5,581,996	$20,043,508
Market Value	$3,396,158	$2,111,989	$6,741,933	$6,934,086	$3,793,809	$22,977,975
Gross Additions
Shares	—	3,550,500	—	228,716	61,563	—
Cost	$—	$1,274,508	$—	$2,114,596	$509,064	$3,898,168
Gross Deductions
Shares	—	—	—	—	—	—
Cost	$—	$—	$—	$—	$—	$—
Proceeds	$—	$—	$—	$—	$—	$—
December 31, 2013 Balance
Shares	231,978	8,906,800	408,602	945,788	474,832	—
Cost	$2,113,477	$6,309,422	$2,645,255	$6,782,462	$6,091,060	$23,941,676
Market Value	$2,157,395	$3,295,516	$6,938,062	$8,559,381	$4,126,290	$25,076,644
Realized gain (loss)***	$—	$—	$—	$—	$—	$—
Investment income	$—	$—	$—	$—	$—	$—

*
As a result of the Aegis Value Fund's beneficial ownership of common stock of these companies,regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the "affiliated persons" are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**	Amerigo Resourses Ltd was not affiliated as of 8/31/2013
***	There were no realized gains/loss as of 12/31/13. As of 8/31/13 American Pacific Corp. had a realized gain of $10,547,405. American Pacific Corp. was not affiliated as of 12/31/2013.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended December 31, 2013, events and transactions subsequent to December 31, 2013 have been evaluated by management for possible adjustment and/or disclosure. On February 20, 2014, a special meeting of shareholders was held. The result is presented below.

Result of Special Meetings of Shareholder

At a Special Meeting of Shareholders of the Aegis Value Fund, Inc. held on February 20, 2014, shareholders approved the following proposal:

An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Aegis Value Fund, a newly-created series of The Aegis Funds, in exchange for the Class I shares of the Aegis Value Fund, which would be distributed pro rata by the Fund to the holders of Fund shares.

Voting results:

	Shares Voted	% out of Shares Voted	% out of Shares Outstanding
For	5,280,906	75.16%	38.36%
Against	1,457,474	20.74%	10.59%
Abstain	288,265	4.10%	2.09%
Total Shares Voted	7,026,645	100.00%	51.04%

Total Shares Voted by Proxy:  7,026,645

Total Outstanding Shares (Record Date January 3, 2014):  13,766,389

Quorum:  6,883,195

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund,  Inc.  (the  “Fund” ),  including  the  schedule  of  portfolio  investments,  as  of December 31, 2013, and the related statements of operations for the period September 1, 2013 through December 31, 2013 and the year ended August 31, 2013, the statements of changes in net assets for the period September 1, 2013 through December 31, 2013 and each of the two years in the period ended August 31, 2013 and the financial highlights for the period September 1, 2013 through December 31, 2013 and each of the five years in the period ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of December 31, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for each of the periods presented above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2014

Directors and Officers
(Unaudited)

(Unaudited)

Name, Year of Birth, and Address	Position(s)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director*
Scott L. Barbee Born: 1971 6862 Elm Street, Suite 830 McLean, VA 22101	President, Director	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Director of the Aegis Value Fund since1997; Trustee of the Aegis Funds since 2003; Secretary of the Aegis Funds 2006-2009; Treasurer of the Aegis Funds 2003-2009; President of Aegis Financial Corporation, the Aegis Funds and the Fund since 2009.	2	None
Non-Interested Directors
Eskander Matta Born: 1970 50 Beale Street San Francisco, CA 94105	Director	President North America of Dragonmarts Co. Ltd. Since 2012; Vice President of ebusiness, Blue Shield of California 2008-2012; Senior Vice President of Internet Services Group, Wells Fargo & Co., 2002-2008; Director of the Fund since 1997; Trustee of the Aegis Funds since 2003.	2	None

David A. Giannini Born: 1953 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Director	Institutional equity sales and research with Scarsdale Equities prior to 2007; Director of the Fund since 2006; Trustee of the Aegis Funds since 2006.	2	None

V. Scott Soler Born: 1969 7500 San Felipe, Suite 340 Houston, TX 77063	Director	Co-owner at Limestone Value Partners Since 2011; Managing Director and Senior Advisor of Quantum Energy Partners, Since 2006; Director of the Fund since 2007; Trustee of the Aegis Funds since 2007.	2	Action Energy, Inc.

Officer of the Fund
Sarah Q. Zhang Born: 1970 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer; Treasurer/ Secretary of the Fund
Chief Compliance Officer of Aegis Financial Corp., the Aegis Funds and the Fund since 2008; Treasurer/Secretary of Aegis Financial Corp., the
Aegis Funds and the Fund since 2009; Chief Financial Operations Officer, Larkspur Services, Inc. 2005-2007.
			N/A	N/A
__________________
* Indicates persons who are affiliated with Aegis Financial Corporation, the Fund’s investment advisor, and are therefore considered to be “interested persons” under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Tax Designation:
Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the period ended December 31, 2013, 41.35% of dividends paid from net investment income including short term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund. For the period ended December 31, 2013, 51.76% of dividends paid from net investment income, including short term capital gains from the Fund are designated as qualified dividend income. For the period ended December 31, 2013, the percentage of ordinary income distribution that are designated as interest-related dividends under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.  For the year ended December 31, 2013, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 86.21%.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 21, 2013, the Board considered and approved the advisory agreement (the “Agreement”) between the Fund and Aegis Financial Corporation (“AFC”) and the change of the fiscal year end of December 31st. The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Directors, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided (or to be provided) by AFC to the Fund as well as the nature and quality of the services provided (or to be provided) by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation arrangements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Directors determined that the scope and nature and quality of the services provided (or to be provided) by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided (or to be provided) by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Directors reviewed information prepared by AFC and U.S. Bancorp Fund Services, LCC (USBFS) comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Directors considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2013 and the 1-year, 3-year, 5-year and 10-year and since inception periods ended September 30, 2013).

The Directors noted that the new Aegis Value Fund series of The Aegis Funds will inherit the Aegis Value Fund, Inc.’s historical performance and that during the most recent 9-month period ended September 30, 2013, the Aegis Value Fund Inc. had a return of 30.06%, while its benchmark, the Russell 2000 Value Index, had a 23.07% return. They also compared the Fund’s performance against the Russell 2000 Value Index for the 1-year, 3-year, 5-year and 10-year periods ending September 30, 2013, noting that the Fund returned 39.39%, 22.64%, 15.09% and 10.14%, respectively, while the Russell 2000 Value Index returned 27.04%, 16.57%, 9.13% and 9.29%, respectively, during the same periods. They also noted that the Fund’s return since its inception is 12.20%, while the Index’s return for the same period is 7.96%.

The Board also considered information comparing the performance of the Aegis Value Fund, Inc. with the performance of more than 300 U.S. small-capitalization value funds.

Based on the Fund’s comparative performance information presented at the Meeting, the Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability

The Directors reviewed AFC’s profitability estimates. The Directors considered information provided by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) as applicable, expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Directors determined that these factors would not prevent the Board from approving the Agreements.

D. Economies of Scale

The Directors reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Funds’ asset levels. The Directors considered economies of scale and whether existing fees might require adjustment. The Directors noted that, from September 2012 to September 2013, the assets of the Aegis Value Fund increased from $152.3 million to $309.3 million.

The Directors determined that the Fund will have to show substantial growth in assets before any significant economies of scale can be achieved. They did consider, however, that the reorganization of the Aegis Value Fund Inc. into the Aegis Value Fund series is expected to generate potential economies of scale from fee savings with regard to state blue sky fees, printing/mailing fees resulting from a combined prospectus and annual/semi-annual reports, and EDGARizing costs for combined documents and other “Trust” level filings. They concluded that these potential savings did not warrant a change to the advisory fee arrangements at this time.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Directors reviewed the fees paid to (or to be paid to) AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating the Fund’s advisory fees, the Directors took into account the demands, complexity and quality of the investment management of the Fund and AFC commitments to continue the existing expense limitation agreements through at least the annual update periods ending on December 31, 2014 for Aegis Value Fund, Inc. The Directors considered statements by the portfolio manager that the new Aegis Value Fund series of The Aegis Funds will be managed under the same approach as the current Aegis Value Fund, Inc. and it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change during the coming year.

The Directors noted that the Aegis Value Fund, Inc. paid an advisory fee of 1.20% of net assets during fiscal 2013 and that other Fund expenses were 0.23%, for a total expense ratio of 1.43%. They noted that the Fund’s expense ratio was under its expense cap of 1.50%. They noted that the Aegis Value Fund series of The Aegis Funds will be charged the same 1.20% advisory fee and that the Class I shares of that Fund will have an expense cap of 1.50% and the Class A shares will have an expense cap of 1.75%. They considered that the increase of 0.25% in the expense cap for the Class A shares is due to those shares’ 12b-1 fee (capped at 0.25%). They considered information reflecting that the peer group median gross expense ratio of the 340 small cap value funds currently tracked by Morningstar is 1.50% and the peer group median net expense ratio of the 340 small cap value funds is 1.34%. They reviewed information showing that the median management fee percentage of the 340 small cap value funds currently tracked by Morningstar is 0.79%, with the average size of the funds being $219.2 million. They also considered information provided by USBFS concerning the Fund’s expense benchmarks and performance benchmarks.

The Directors considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance. They also considered information concerning the fees charged by AFC to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided to those accounts by AFC and the services provided to the Fund by AFC.

The Directors concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable.

AEGIS MUTUAL FUNDS PRIVACY NOTICE
(This information is not part of the Report)

The Aegis Mutual Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Mutual Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

• Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

• Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the Funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Mutual Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Mutual Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

AEGIS
FUNDS

Aegis Value Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
901 K Street N.W.
Washington, DC 20001

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 6, 2008

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 8/31/2012
Audit Fees	$12,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 8/31/2012
Registrant	$2,000	$2,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)   (1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed November 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By /s/ Scott L. Barbee
   Scott L. Barbee, President

Date 3/5/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
   Scott L. Barbee, President

Date  3/5/2014

By /s/ Sarah Q. Zhang
   Sarah Q. Zhang, Treasurer

Date  3/5/2014